UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 21, 2005

BWC Financial Corp. (Exact name of registrant as specified in its chapter)

CALIFORNIA (State or other jurisdiction of incorporation)  0-10658 (Commission File Number)   94-262100 (IRS Employer Identification No.)

1400 Civic Drive, Walnut Creek, California 94596
(Address of principal executive offices)

925-932-5353
(Registrant's telephone number)

Item 12. Results of Operations and Financial Condition

On April 21, 2005, BWC Financial Corp. issued a press release reporting its financial results for the period ended March 31, 2005.

Contact: James L. Ryan
Bank of Walnut Creek
(925) 932-5353

BWC FINANCIAL CORP. ANNOUNCES FIRST QUARTER 2005 EARNINGS

        James L. Ryan, Chief Executive Officer and Chairman of the Board of BWC Financial Corp. and its subsidiaries Bank of Walnut Creek and BWC Mortgage Services, announced First Quarter 2005 income of $1,680,000 or $0.39 diluted earnings per share, compared to First Quarter 2004 income of $1,074,000 or $0.27 diluted earnings per share.

        Earnings for First Quarter 2005 represent a return on average assets (ROA) of 1.40 % and return on average equity (ROE) of 14.33%, compared to a .94% ROA and 9.49% ROE for the same period last year. Total assets of the Corporation at March 31, 2005 were $521,715,000 compared to total assets of $502,801,000 at the end of the First Quarter 2004.

        Additional details may be found in the Summary of Consolidated Financial Results for First Quarter 2005:

Selected Financial Data - Summary:

The following table provides certain selected consolidated financial data as of and for the three month periods ended March 31, 2005 and 2004.

                                                                                 Quarter Ended
SUMMARY INCOME STATEMENT                                                              March 31,
(Unaudited in thousands except share data)                                  2005               2004
                                                                 -----------------------------------

Interest Income (not taxable equivalent)                                 $ 8,020            $ 6,818
Interest Expense                                                           1,512              1,108
                                                                 -----------------------------------
Net Interest Income                                                        6,508              5,710
Allowance for Credit Losses                                                    -                450
                                                                 -----------------------------------
Net Interest Income after allowance for credit losses                      6,508              5,260
Non-interest Income                                                        3,402              3,451
Non-interest Expenses                                                      7,015              6,772
Minority Interest                                                            104                187
                                                                 -----------------------------------
Income before income taxes                                                 2,791              1,752
Provision for income taxes                                                 1,111                678
                                                                 -----------------------------------
Net Income                                                               $ 1,680            $ 1,074

Per share:
(Share and share equivalents have been adjusted for the                     2005               2004
   stock dividend granted in December 2004)                      -----------------------------------
Net Income - basic                                                        $ 0.40             $ 0.25
Net Income - diluted                                                      $ 0.39             $ 0.25
Weighted avg. shares used in Basic E.P.S calculation                   4,228,838          4,293,293
Weighted avg. shares used in Diluted E.P.S calculation                 4,284,146          4,329,236
Cash dividends                                                            $ 0.08             $ 0.06
Bookvalue at period-end                                                  $ 11.41            $ 10.65
Ending Shares                                                          4,224,705          4,293,293

Financial Ratios:                                                           2005               2004
                                                                 -----------------------------------
Return on Average Assets                                                   1.40%              0.94%
Return on Average Equity                                                  14.33%              9.49%
Net Interest Margin (taxable equivalent yield)                             5.59%              5.22%
Net loan losses (recoveries) to avg. loans                                 (0.00)             (0.03)
Efficiency Ratio (Bank only)                                              59.29%             65.02%

SUMMARY BALANCE SHEET
In thousands
Assets:                                                                     2005               2004
                                                                 -----------------------------------
Cash and Equivalents                                                    $ 52,268           $ 45,368
Investments                                                               66,250             74,558
Loans                                                                    385,377            356,696
Allowance for Credit Losses                                               (7,694)            (7,251)
BWC Mortgage Services
     Loans-Held-for-Sale                                                  10,899             20,185
Other Assets                                                              14,615             13,245
                                                                 -----------------------------------
Total Assets                                                           $ 521,715          $ 502,801

Deposits                                                               $ 408,926          $ 401,102
FHLB Borrowings                                                           49,778             32,141
BWC Mortgage Services Borrowings                                          10,695             20,155
Other Liabilities                                                          4,114              3,665
                                                                 -----------------------------------
Total Liabilities                                                        473,513            457,063

Equity                                                                    48,202             45,738
                                                                 -----------------------------------
Total Liabilities and Equity                                           $ 521,715          $ 502,801

        Founded in 1980 and celebrating its 25th Anniversary Year in 2005, Bank of Walnut Creek’s headquarters and main office are at 1400 Civic Drive, Walnut Creek. Additional branch offices are in Orinda, San Ramon, Danville, Pleasanton, and Livermore, with a regional commercial banking office in San Jose. BWC Mortgage Services, with headquarters at 3130 Crow Canyon Place in San Ramon, has mortgage consultants in each of the Bank’s branch offices and additional offices in Tahoe City, Reno, Concord, Manteca, Redding and Las Vegas.

#####

Nasdaq: BWCF           http://www.bowc.com

This press release contains forward-looking statements with respect to the financial condition, results of operation and business of Bank A. These include statements that relate to or are dependent on estimates or assumptions relating to the prospects of continued loan and deposit growth, improved credit quality, the operating characteristics of the Company’s income tax refund programs and the economic conditions within its markets. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) increased competitive pressure among financial services companies; (2) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (3) deterioration in general economic conditions, internationally, nationally or in the State of California; (4) the occurrence of future terrorist acts or impact of military actions;and (5) legislative or regulatory changes adversely affecting the business in which Bank A engages. Forward-looking statements speak only as of the date they are made, and Bank A does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 4/21/05